SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             December 18, 1997
                     (Date of earliest event reported)

                               Stanhome Inc.
           (Exact name of Registrant as specified in its charter)

    Massachusetts            0-1349               04-1864170
   (State of          (Commission File No.)      (IRS Employer
   Incorporation)                                Identification No.)

             333 Western Avenue, Westfield, Massachusetts 01085
        (Address of principal executive offices, including zip code)

                               (413) 562-3631
            (Registrant's telephone number, including area code)

                                    N/A
       (Former name or former address, if changed since last report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

               On November 24, 1997, Stanhome Inc. ("Stanhome") entered into a Stock and Asset Purchase Agreement (the "Agreement") by and between Stanhome and Laboratories de Biologie Vegetale Yves Rocher S.A. ("Yves Rocher"). On December 18, 1997, pursuant to the Agreement, Stanhome sold the majority of the operations comprising its Worldwide Direct Selling Group (the "Group") to Yves Rocher in exchange for gross proceeds of 330,000,000 French Francs and net cash of US $12,097,000. In connection with the disposition, Cosmhogar S.A., Stanhome's manufacturing facility located in Barcelona, Spain, entered into a supply agreement and related license agreement with Yves Rocher for terms of one year for cosmetics and personal care products and five years for household care products. The Cosmhogar facility and other remaining assets of the Group remain to be sold and any future income statement impact will be recorded as a component of Other Income and Expense.

               The foregoing description of the Agreement and related transactions is subject to and qualified in its entirety by reference to the Agreement and Stanhome's press release dated December 18, 1997, which are filed as Exhibits 2.1 and 99.1 hereto, respectively, and which are hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
        EXHIBITS.

        (b)  Pro Forma Financial Information

               The following unaudited pro forma consolidated financial information (the "Pro Forma Financial Information") is filed with this report as Exhibit 99.2 hereof:

               Pro forma condensed consolidated balance sheet dated September 30, 1997 (the "Pro Forma Balance Sheet")

               Pro forma condensed consolidated statements of income for the nine months ended September 30, 1997 and for the year ended December 31, 1996 (the "Pro Forma Income Statement")

               The Pro Forma Financial Information gives effect to the sale of the Group to Yves Rocher as described more fully above.
The Pro Forma Balance Sheet presents the position of Stanhome as of September 30, 1997 assuming that the Agreement and related transactions occurred as of such date. The Pro Forma Income
Statement for the nine months ended September 30, 1997 and for the year ended December 31, 1996 each give effect to the Agreement and related transactions as of the beginning of the respective period.

               The Pro Forma Financial Information has been prepared by Stanhome and is based upon assumptions deemed proper by it. The Pro Forma Financial Information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of Stanhome, or of the financial position or results of operations of Stanhome that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

               The Pro Forma Financial Information should be read in conjunction with the historical financial statements and related notes of Stanhome.

        (c)    Exhibits.

                2.1 Stock and Asset Purchase Agreement dated as of November 24, 1997 by and between Stanhome Inc. and Laboratoires de Biologie Vegetale Yves Rocher S.A.

               99.1      Press Release dated December 18, 1997.

               99.2 Pro forma condensed consolidated balance sheet dated September 30, 1997 and pro forma condensed consolidated statement of income for the nine months ended September 30, 1997 and for the year ended December 31, 1996.


                                           SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STANHOME INC.


                                    By /s/ H. L. Tower
                                    ---------------------------
                                      Name:  H. L. Tower
                                      Title: Chairman, President and
                                             Chief Executive Officer


Dated:  December 30, 1997


                               EXHIBIT INDEX


Exhibit No.         Description of Exhibit

2.1 Stock and Asset Purchase Agreement dated as of November 24, 1997 by and between Stanhome
                    Inc. and Laboratoires de Biologie Vegetale
                    Yves Rocher S.A.

99.1                Press Release dated December 18, 1997

99.2 Pro forma condensed consolidated balance sheet dated September 30, 1997 and pro forma condensed consolidated statement of income for the nine months ended September 30, 1997 and for the year ended December 31, 1996